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                                                                EXHIBIT 10.8 (i)

                          AMENDMENT NUMBER EIGHT (8) TO
                  AGREEMENT FOR THE LICENSING OF IBM TECHNOLOGY
                            AGREEMENT NUMBER JWQ9308

WHEN EXECUTED, this document shall become Amendment Number Eight (8) (hereinafter referred to as "Amendment") to Agreement for the Licensing of IBM Technology Number JWQ9308 (hereinafter referred to as "Agreement") dated February 3, 1993 by and between Syntellect, Inc. (hereinafter referred to as "Syntellect") and International Business Machines Corporation (hereinafter referred to as "IBM").

WHEREAS, Syntellect and IBM hereby agree to modify and amend the Agreement as set forth herein. All other terms and conditions of the Agreement not expressly modified by this Amendment, or any other previous Amendments not superseded, shall remain unchanged and shall remain in full force and effect.

Supplement Number 01 dated February 3, 1993, for the licensing of IBM's CallPath DirectTalk/2 Object Code, is hereby amended to revise the royalty payment structure. Therefore, Section 3.0. ROYALTY PAYMENTS, is hereby modified as follows:

1. Section 3.1 and Table 1 Royalty Schedule is replaced in its entirety with the following:

         "As consideration for IBM furnishing the LICENSED WORKS under this Supplement, the royalty to be paid IBM for any PRODUCT delivered to a Syntellect CUSTOMER (including internal CUSTOMERS) shall be 34% effective 12/01/96 of the IBM US List Price for CallPath DirectTalk/2 Programs and Features specified in Attachment 1. The applicable List Price shall be the current IBM United States List Price (USLP). An increase in the USLP shall be effective ninety (90) days from the date of notice of the increase by IBM. A decrease in the applicable USLP shall be immediately effective in computing the royalties accruing after the date of the decrease.

         "The above royalty is not applicable to the national language packages or country packages. The applicable license fees for these items is specified in Section 3.7."

IN WITNESS WHEREOF, Syntellect and IBM have caused this Amendment to be executed by their duly authorized representatives as set forth above.

Accepted and Agreed To:

INTERNATIONAL BUSINESS                  SYNTELLECT, INC.
MACHINES CORPORATION

By:       /s/ Ron K. Owen               By:   /s/ Steve Nussuallah
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Name:     Ron K. Owen                   Name:   Steve Nussuallah
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Title:    Contract Administrator        Title:    President
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Date:     3/3/97                        Date:     3/11/97
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